Exhibit 10.4

ASSIGNMENT AND ASSUMPTION OF LEASE

WITH LANDLORD’S CONSENT AND RELEASE

This ASSIGNMENT AND ASSUMPTION OF LEASE WITH LANDLORD’S CONSENT AND RELEASE (“Agreement”) made and entered into as of August 1, 2007, by and among ZFI GROUP, LLC, having a place of business at 182 Cedar Street, Branford, CT 06405 (hereinafter known as “Landlord”), CURAGEN CORPORATION, a Connecticut corporation, having a place of business at 322 East Main Street, Branford, Connecticut 06405 (hereinafter known as “Assignor”) and 454 LIFE SCIENCES CORPORATION, a Delaware Corporation, having a place of business at 16 Commercial Street, Branford, Connecticut 06405 (hereinafter known as “Assignee”).

WITNESETH:

WHEREAS, Landlord and Assignor entered into a certain Lease Agreement dated as of January 12, 2004 (the “Lease”) with respect to certain real property with improvements thereon known as 15 Commercial Street Branford, Connecticut (the “Premises”); and

WHEREAS, Assignor is desirous of assigning its rights as tenant under the Lease to Assignee; and

WHEREAS, Assignee is desirous of assuming the Lease and all obligations, as tenant, arising thereunder; and

WHEREAS, Assignor is desirous of being released from any future obligations, as tenant, arising under the Lease;

NOW THEREFORE, for the premises set forth above, the promises contained herein and the consideration of one ($1.00) Dollar and other good and valuable considerations received to Assignor’s full satisfaction of Assignee, the parties hereto agree as follows:

1. Capitalized Terms. Except as otherwise defined herein, any and all defined terms used herein shall have the meaning set forth in the Lease.

2. Assignment and Assumption

A. Assignor, as tenant, does herby sell and assign, without recourse, and set over unto Assignee all of the Assignor’s rights and obligations under the Lease, together with all of Assignor’s rights to the leasehold improvements located therein.

B. Assignee hereby unconditionally and absolutely assumes and agrees to perform all of the terms, covenants and conditions of the Lease on the part of the tenant therein required to be performed.

C. Assignor represents to its actual knowledge, without independent investigation, that (a) the Lease is now in full force and effect and has not been amended or modified in any material respect, except as set forth herein; (b) no rent has been paid for any period commencing after July 31, 2007; and (c) no default exists by Landlord or Assignor under the Lease.

3. Release. Upon the full execution of this Agreement, Landlord and Assignee hereby agree that Assignor is hereby released from any and all obligations and liabilities arising under the Lease on or after the date of this Agreement, except for the payment of rent and any other expenses and costs required to be paid by the Assignee under the Lease. All obligations and liabilities of Assignor for such payments required to be paid under the Lease after the date of this Agreement shall terminate, if not sooner terminated, on March 31, 2009.

4. Notices. Whenever notice is required by conditions of the Lease, such notice shall be given or served in person, or sent by a nationally recognized overnight carrier, or by registered or certified mail, return receipt requested, and addressed as follows:

To Assignor at:

CuraGen Corporation

322 East Main Street

Branford, CT 06405

Attn: Elizabeth Whayland

To Tenant at:

Peter Dacey, Vice President of Finance and Operations

454 Life Sciences Corporation

16 Commercial Street

Branford, Connecticut 06405

5. Landlord’s Consent. Landlord by its signature below hereby consents to the Assignment of the Lease by Assignor to Assignee and agrees to the provisions of Paragraph 3.

6. Notice of Assignee/Tenant Default. Landlord agrees to give written notice to Tenant within five (5) days of any default committed under the Lease by Assignee or any other tenant under the Lease. Any notice which is to be given to Assignor shall be deemed sufficiently given if sent by Certified or Registered Mail, postage prepaid, addressed as follows:

Assignor:	CuraGen Corporation
322 East Main Street
Branford, Connecticut 06405
Attn: Elizabeth Whayland

In Witness Whereof, the Assignor, Assignee and Landlord have made, executed and delivered the within instrument as of the _______ day of _______, 2007.

In the Presence of:

/s/ Elizabeth A. Whayland	ASSIGNOR: CURAGEN CORPORATION

/s/ Laura E. Davis	By:	/s/ David M. Wurzer
David M. Wurzer Its EVP/CFO

/s/ Agnieszka Cayado	ASSIGNEE: 454 LIFE SCIENCES CORPORATION

	By:	/s/ Peter J. Dacey
Peter J. Dacey Its Vice President of Finance and Operations

/s/ Robert T. Harrington	LANDLORD: ZFI GROUP, LLC

/s/ Angela Gold	By:	/s/ Christopher Zane
Name: Christopher Zane Its: Member

STATE OF CONNECTICUT )
)	ss: Branford	July 30, 2007
COUNTY OF NEW HAVEN )

Personally appeared David M. Wurzer, member of CuraGen Corporation, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such officer, and the free act and deed of said corporation, before me.

Meghan L. Benson

COMMISSIONER OF THE SUPERIOR COURT

NOTARY PUBLIC

MY COMMISSION EXPIRES OCT. 31, 2009

STATE OF CONNECTICUT )
)	ss: Branford	July 30, 2007
COUNTY OF NEW HAVEN )

Personally appeared Peter J. Dacey, member of 454 Life Sciences Corporation, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such officer, and the free act and deed of said corporation, before me.

Meghan L. Benson

COMMISSIONER OF THE SUPERIOR COURT

NOTARY PUBLIC

MY COMMISSION EXPIRES OCT. 31, 2009

STATE OF CONNECTICUT )
)	ss:	July 27, 2007
COUNTY OF NEW HAVEN )

Personally appeared Christopher Zane, member of ZFI Group, LLC, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such officer, and the free act and deed of said corporation, before me.

Robert T. Harrington

COMMISSIONER OF THE SUPERIOR COURT

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